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                               EXHIBIT 23

                      INDEPENDENT AUDITORS' CONSENT



UNION PACIFIC CORPORATION:

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January
20, 1994, appearing in and incorporated by reference in the Annual Report on Form 10-K of Union Pacific Corporation for the year ended December 31, 1993.


DELOITTE & TOUCHE

New York, New York
July 29, 1994